JPMorgan

ATTN:	Amanda Hellyer WASHINGTON MUTUAL BANK

FAX NO:	001 312 904 1368

FROM:	Carmine Pilla
JPMorgan Chase Bank, N.A.

RE:	Cap/Corridor Confirmation

YOUR REF:
OUR REF:	2000005072229, 2000005072231

DATE SENT:	UpdateThisField

Cap/Corridor Transaction

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between:

JPMORGAN CHASE BANK, N.A.

("JPMorgan")

and

WASHINGTON MUTUAL BANK

 (the "Counterparty")

on the Trade Date and identified by the JPMorgan Deal Number specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the Master Agreement specified below, and supersedes any previous confirmation or other writing with respect to the transaction described below.

The definitions and provisions contained in the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

If JPMORGAN CHASE BANK, N.A. ("JPMorgan") and WASHINGTON MUTUAL BANK (the "Counterparty") are not yet parties to an ISDA Master Agreement, the parties agree that this Transaction will be documented under a master agreement to be entered into on the basis of the printed form of the 2002 Master Agreement (the "Master Agreement") published by the International Swap and Derivatives Association, Inc. ("ISDA"), together with such changes as shall be agreed between the parties. Upon execution and delivery by the parties of the Master Agreement, this Confirmation shall supplement, form a part of, and be subject to such Master Agreement. Until the parties execute and deliver the Master Agreement, this Confirmation, together with all other documents referring to the Master Agreement  confirming the transactions entered into between the parties, shall supplement, form a part of, and be subject to the printed form of Master Agreement published by ISDA, as if the parties had executed that agreement in such form (but without any Schedule except for the election of the law of the State of New York as the governing law and US Dollars as the Termination Currency) on the Trade Date of this Transaction.

The terms of the particular Cap/Corridor Transaction to which this Confirmation relates are as follows:

A. TRANSACTION DETAILS

JPMorgan Deal Number(s):	2000005072229, 2000005072231

Notional Amount:	As set forth in the Notional Amount Schedule hereto

Trade Date:	14 February 2006

Effective Date:	27 February 2006

Termination Date:	25 May 2020 subject to adjustment in accordance with the Modified Following Business Day Convention.

Fixed Amount:

Fixed Rate Payer:	Counterparty
Premium Amount:	USD 330,000.00
Fixed Rate Payer Payment Date:	27 February 2006

Floating Amounts I:

Floating Rate Payer:	JPMorgan

Cap Rate:	5.30000 percent

Floating Rate Payer I Period End Dates:	The 25th day of each calendar month, commencing 25 March 2006 to and including the Termination Date, with no adjustment.

Floating Rate Payer I Payment Dates:	Two Business Days prior to each Period End Date.

Floating Rate Option:	USD-LIBOR-BBA

Designated Maturity:	1 Month

Spread:	None

Floating Rate Day Count Fraction:	30/360

Reset Dates:	The first day of each Calculation Period.

Compounding:	Inapplicable

Business Days:	New York

Calculation Agent:	JPMorgan, unless otherwise stated in the Agreement.

Floating Amounts II:

Floating Rate Payer:	Counterparty

Cap Rate:	8.80000 percent

Floating Rate Payer II Period End Dates:	The 25th day of each calendar month, commencing 25 March 2006 to and including the Termination Date, with no adjustment.

Floating Rate Payer II Payment Dates:	Two Business Days prior to each Period End Date.

Floating Rate Option:	USD-LIBOR-BBA

Designated Maturity:	1 Month

Spread:	None

Floating Rate Day Count Fraction:	30/360 (unadjusted)

Reset Dates:	The first day of each Calculation Period.

Compounding:	Inapplicable

Business Days:	New York

Calculation Agent:	JPMorgan, unless otherwise stated in the Agreement.

Notional Amount Schedule:

Period Start Date	Period End Date	Notional Balance	lower stike	upper strike
2/27/2006	3/25/2006	37,000,000.00	5.30	8.80
3/25/2006	4/25/2006	36,075,834.80	5.30	8.80
4/25/2006	5/25/2006	35,168,366.55	5.30	8.80
5/25/2006	6/25/2006	34,277,425.09	5.30	8.80
6/25/2006	7/25/2006	33,402,785.95	5.30	8.80
7/25/2006	8/25/2006	32,544,227.71	5.30	8.80
8/25/2006	9/25/2006	31,701,531.97	5.30	8.80
9/25/2006	10/25/2006	30,874,483.26	5.30	8.80
10/25/2006	11/25/2006	30,062,869.03	5.30	8.80
11/25/2006	12/25/2006	29,266,479.63	5.30	8.80
12/25/2006	1/25/2007	28,485,108.23	5.30	8.80
1/25/2007	2/25/2007	27,718,550.83	5.30	8.80
2/25/2007	3/25/2007	26,966,606.15	5.30	8.80
3/25/2007	4/25/2007	26,229,075.68	5.30	8.80
4/25/2007	5/25/2007	25,505,763.58	5.30	8.80
5/25/2007	6/25/2007	24,796,476.66	5.30	8.80
6/25/2007	7/25/2007	24,101,024.36	5.30	8.80
7/25/2007	8/25/2007	23,419,218.70	5.30	8.80
8/25/2007	9/25/2007	22,750,874.23	5.30	8.80
9/25/2007	10/25/2007	22,095,808.05	5.30	8.80
10/25/2007	11/25/2007	21,453,839.70	5.30	8.80
11/25/2007	12/25/2007	20,824,791.19	5.30	8.80
12/25/2007	1/25/2008	20,208,486.94	5.30	8.80
1/25/2008	2/25/2008	19,604,753.75	5.30	8.80
2/25/2008	3/25/2008	19,013,420.75	5.30	8.80
3/25/2008	4/25/2008	18,434,319.41	5.30	8.80
4/25/2008	5/25/2008	17,867,283.48	5.30	8.80
5/25/2008	6/25/2008	17,312,148.95	5.30	8.80
6/25/2008	7/25/2008	16,768,754.06	5.30	8.80
7/25/2008	8/25/2008	16,236,939.22	5.30	8.80
8/25/2008	9/25/2008	15,716,547.02	5.30	8.80
9/25/2008	10/25/2008	15,207,422.17	5.30	8.80
10/25/2008	11/25/2008	14,709,411.49	5.30	8.80
11/25/2008	12/25/2008	14,222,363.89	5.30	8.80
12/25/2008	1/25/2009	13,746,130.32	5.30	8.80
1/25/2009	2/25/2009	13,280,563.76	5.30	8.80
2/25/2009	3/25/2009	12,825,519.16	5.30	8.80
3/25/2009	4/25/2009	12,380,853.47	5.30	8.80
4/25/2009	5/25/2009	11,946,425.56	5.30	8.80
5/25/2009	6/25/2009	11,522,096.22	5.30	8.80
6/25/2009	7/25/2009	11,107,728.14	5.30	8.80
7/25/2009	8/25/2009	10,703,185.85	5.30	8.80
8/25/2009	9/25/2009	10,308,335.74	5.30	8.80
9/25/2009	10/25/2009	9,923,046.01	5.30	8.80
10/25/2009	11/25/2009	9,547,186.64	5.30	8.80
11/25/2009	12/25/2009	9,180,629.38	5.30	8.80
12/25/2009	1/25/2010	8,823,247.72	5.30	8.80
1/25/2010	2/25/2010	8,474,916.87	5.30	8.80
2/25/2010	3/25/2010	8,135,513.72	5.30	8.80
3/25/2010	4/25/2010	7,804,916.86	5.30	8.80
4/25/2010	5/25/2010	7,483,006.50	5.30	8.80
5/25/2010	6/25/2010	7,169,664.50	5.30	8.80
6/25/2010	7/25/2010	6,864,774.30	5.30	8.80
7/25/2010	8/25/2010	6,568,220.94	5.30	8.80
8/25/2010	9/25/2010	6,279,891.03	5.30	8.80
9/25/2010	10/25/2010	5,999,672.69	5.30	8.80
10/25/2010	11/25/2010	5,727,455.58	5.30	8.80
11/25/2010	12/25/2010	5,463,130.86	5.30	8.80
12/25/2010	1/25/2011	5,206,591.17	5.30	8.80
1/25/2011	2/25/2011	4,957,730.60	5.30	8.80
2/25/2011	3/25/2011	4,716,444.68	5.30	8.80
3/25/2011	4/25/2011	4,606,419.16	5.30	8.80
4/25/2011	5/25/2011	4,503,408.95	5.30	8.80
5/25/2011	6/25/2011	4,407,317.69	5.30	8.80
6/25/2011	7/25/2011	4,318,050.44	5.30	8.80
7/25/2011	8/25/2011	4,235,513.69	5.30	8.80
8/25/2011	9/25/2011	4,159,615.27	5.30	8.80
9/25/2011	10/25/2011	4,090,264.42	5.30	8.80
10/25/2011	11/25/2011	4,025,766.99	5.30	8.80
11/25/2011	12/25/2011	3,962,416.17	5.30	8.80
12/25/2011	1/25/2012	3,900,196.35	5.30	8.80
1/25/2012	2/25/2012	3,839,092.14	5.30	8.80
2/25/2012	3/25/2012	3,779,088.40	5.30	8.80
3/25/2012	4/25/2012	3,726,370.56	5.30	8.80
4/25/2012	5/25/2012	3,674,645.83	5.30	8.80
5/25/2012	6/25/2012	3,623,899.93	5.30	8.80
6/25/2012	7/25/2012	3,574,118.78	5.30	8.80
7/25/2012	8/25/2012	3,525,288.52	5.30	8.80
8/25/2012	9/25/2012	3,477,395.48	5.30	8.80
9/25/2012	10/25/2012	3,430,426.22	5.30	8.80
10/25/2012	11/25/2012	3,384,367.47	5.30	8.80
11/25/2012	12/25/2012	3,339,206.19	5.30	8.80
12/25/2012	1/25/2013	3,294,929.52	5.30	8.80
1/25/2013	2/25/2013	3,251,524.80	5.30	8.80
2/25/2013	3/25/2013	3,208,979.57	5.30	8.80
3/25/2013	4/25/2013	3,177,763.88	5.30	8.80
4/25/2013	5/25/2013	3,147,184.27	5.30	8.80
5/25/2013	6/25/2013	3,117,230.35	5.30	8.80
6/25/2013	7/25/2013	3,087,891.92	5.30	8.80
7/25/2013	8/25/2013	3,059,158.90	5.30	8.80
8/25/2013	9/25/2013	3,031,021.39	5.30	8.80
9/25/2013	10/25/2013	3,003,469.60	5.30	8.80
10/25/2013	11/25/2013	2,976,493.94	5.30	8.80
11/25/2013	12/25/2013	2,950,084.93	5.30	8.80
12/25/2013	1/25/2014	2,924,233.23	5.30	8.80
1/25/2014	2/25/2014	2,898,929.68	5.30	8.80
2/25/2014	3/25/2014	2,874,165.21	5.30	8.80
3/25/2014	4/25/2014	2,857,798.30	5.30	8.80
4/25/2014	5/25/2014	2,841,750.82	5.30	8.80
5/25/2014	6/25/2014	2,826,017.22	5.30	8.80
6/25/2014	7/25/2014	2,810,592.06	5.30	8.80
7/25/2014	8/25/2014	2,795,469.98	5.30	8.80
8/25/2014	9/25/2014	2,780,645.69	5.30	8.80
9/25/2014	10/25/2014	2,766,114.02	5.30	8.80
10/25/2014	11/25/2014	2,751,869.86	5.30	8.80
11/25/2014	12/25/2014	2,737,908.17	5.30	8.80
12/25/2014	1/25/2015	2,724,224.03	5.30	8.80
1/25/2015	2/25/2015	2,710,812.56	5.30	8.80
2/25/2015	3/25/2015	2,655,784.37	5.30	8.80
3/25/2015	4/25/2015	2,614,282.18	5.30	8.80
4/25/2015	5/25/2015	2,573,357.26	5.30	8.80
5/25/2015	6/25/2015	2,533,001.68	5.30	8.80
6/25/2015	7/25/2015	2,493,207.63	5.30	8.80
7/25/2015	8/25/2015	2,453,967.42	5.30	8.80
8/25/2015	9/25/2015	2,415,273.44	5.30	8.80
9/25/2015	10/25/2015	2,377,118.19	5.30	8.80
10/25/2015	11/25/2015	2,339,494.28	5.30	8.80
11/25/2015	12/25/2015	2,302,394.41	5.30	8.80
12/25/2015	1/25/2016	2,265,811.40	5.30	8.80
1/25/2016	2/25/2016	2,229,217.71	5.30	8.80
2/25/2016	3/25/2016	2,190,808.72	5.30	8.80
3/25/2016	4/25/2016	2,152,956.76	5.30	8.80
4/25/2016	5/25/2016	2,115,654.01	5.30	8.80
5/25/2016	6/25/2016	2,078,892.76	5.30	8.80
6/25/2016	7/25/2016	2,042,665.39	5.30	8.80
7/25/2016	8/25/2016	2,006,964.42	5.30	8.80
8/25/2016	9/25/2016	1,971,782.43	5.30	8.80
9/25/2016	10/25/2016	1,937,112.15	5.30	8.80
10/25/2016	11/25/2016	1,902,946.37	5.30	8.80
11/25/2016	12/25/2016	1,869,278.01	5.30	8.80
12/25/2016	1/25/2017	1,836,100.05	5.30	8.80
1/25/2017	2/25/2017	1,803,405.61	5.30	8.80
2/25/2017	3/25/2017	1,771,187.88	5.30	8.80
3/25/2017	4/25/2017	1,739,440.15	5.30	8.80
4/25/2017	5/25/2017	1,708,155.79	5.30	8.80
5/25/2017	6/25/2017	1,677,328.29	5.30	8.80
6/25/2017	7/25/2017	1,646,951.20	5.30	8.80
7/25/2017	8/25/2017	1,617,018.18	5.30	8.80
8/25/2017	9/25/2017	1,587,522.97	5.30	8.80
9/25/2017	10/25/2017	1,558,459.39	5.30	8.80
10/25/2017	11/25/2017	1,529,821.36	5.30	8.80
11/25/2017	12/25/2017	1,501,602.87	5.30	8.80
12/25/2017	1/25/2018	1,473,798.01	5.30	8.80
1/25/2018	2/25/2018	1,446,400.92	5.30	8.80
2/25/2018	3/25/2018	1,419,405.86	5.30	8.80
3/25/2018	4/25/2018	1,392,807.15	5.30	8.80
4/25/2018	5/25/2018	1,366,599.18	5.30	8.80
5/25/2018	6/25/2018	1,340,776.43	5.30	8.80
6/25/2018	7/25/2018	1,315,333.47	5.30	8.80
7/25/2018	8/25/2018	1,290,264.90	5.30	8.80
8/25/2018	9/25/2018	1,265,565.45	5.30	8.80
9/25/2018	10/25/2018	1,241,229.89	5.30	8.80
10/25/2018	11/25/2018	1,217,253.06	5.30	8.80
11/25/2018	12/25/2018	1,149,894.49	5.30	8.80
12/25/2018	1/25/2019	1,076,105.31	5.30	8.80
1/25/2019	2/25/2019	1,003,405.82	5.30	8.80
2/25/2019	3/25/2019	931,780.57	5.30	8.80
3/25/2019	4/25/2019	861,214.34	5.30	8.80
4/25/2019	5/25/2019	791,692.11	5.30	8.80
5/25/2019	6/25/2019	723,199.07	5.30	8.80
6/25/2019	7/25/2019	655,720.62	5.30	8.80
7/25/2019	8/25/2019	589,242.35	5.30	8.80
8/25/2019	9/25/2019	523,750.06	5.30	8.80
9/25/2019	10/25/2019	459,229.75	5.30	8.80
10/25/2019	11/25/2019	395,667.61	5.30	8.80
11/25/2019	12/25/2019	333,050.02	5.30	8.80
12/25/2019	1/25/2020	271,363.55	5.30	8.80
1/25/2020	2/25/2020	210,594.95	5.30	8.80
2/25/2020	3/25/2020	150,731.18	5.30	8.80
3/25/2020	4/25/2020	91,759.34	5.30	8.80
4/25/2020	5/25/2020	33,666.75	5.30	8.80

B.  Provisions Deemed Incorporated in a Schedule to the Master Agreement:

1)      The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2)  Termination Provisions. For purposes of the Master Agreement:

(a)        "Specified Entity" is not applicable to JPMorgan or Counterparty for any purpose.

(b)        The “Breach of Agreement” provision of Section 5(a)(ii) will not apply to JPMorgan or Counterparty.

(c)        The “Credit Support Default” provisions of Section 5(a)(iii) will not apply to JPMorgan or Counterparty.

(d)        The “Misrepresentation” provisions of Section 5(a)(iv) will not apply to JPMorgan or Counterparty.

(e)        "Specified Transaction" is not applicable to JPMorgan or Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to JPMorgan or Counterparty.

(f)        The "Cross Default" provisions of Section 5(a)(vi) will not apply to JPMorgan or to  Counterparty.

(g)        Section 5 (a) (vii) is modified by deleting clause (2) thereof.

(h)        The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to JPMorgan or Counterparty.

(i)         The "Automatic Early Termination" provision of Section 6(a) will not apply to JPMorgan or to Counterparty.

(j)         Payments on Early Termination.  For the purpose of Section 6(e) of this Agreement:

(i)         Market Quotation will apply.

(ii)        The Second Method will apply.

(k)        "Termination Currency" means United States Dollars.

3) Tax Representations.  Not applicable

4) [Reserved]

5) Documents to be Delivered. For the purpose of Section 4(a):

(1)        Tax forms, documents, or certificates to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered
JPMORGAN and the Counterparty

Any document required or reasonably requested to allow the other party to make payments under this Agreement without any deduction or withholding for or on the account of any Tax or with such deduction or withholding at a reduced rate

Promptly after the earlier of (i) reasonable demand by either party or (ii) learning that such form or document is required

(2)        Other documents to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation
JPMORGAN and the Counterparty

Any documents required by the receiving party to evidence the authority of the delivering party or its Credit Support Provider, if any, for it to execute and deliver this Agreement, any Confirmation , and any Credit Support Documents to which it is a party, and to evidence the authority of the delivering party or its Credit Support Provider to perform its obligations under this Agreement, such Confirmation and/or Credit Support Document, as the case may be

		Upon the execution and delivery of this Agreement and such Confirmation	Yes
JPMORGAN and the Counterparty

A certificate of an authorized officer of the party, as to the incumbency and authority of the respective officers of the party signing this Agreement, any relevant Credit Support Document, or any  Confirmation, as the case may be

		Upon the execution and delivery of this Agreement and such Confirmation	Yes

6)  Miscellaneous. Miscellaneous

(a)        Address for Notices:  For the purposes of Section 12(a) of this Agreement:

            Address for notices or communications to JPMorgan:

Global Derivatives Operations

500 Stanton Christiana Rd.

2/OPS2

Newark, DE 19713-2107

                        (For all purposes)

            Address for notices or communications to the Counterparty:

                        Address:            Washington Mutual Bank

                                                1201 Third Avenue, WMT 1706

                                                Seattle, WA 98101

                        Attention:

                        Facsimile:

                        Phone:

                        (For all purposes)

(b)        Process Agent.  For the purpose of Section 13(c):

            JPMorgan appoints as its

            Process Agent:               Not Applicable

            The Counterparty appoints as its

            Process Agent:               Not Applicable

(c)        Offices. The provisions of Section 10(a) will not apply to this Agreement; neither JPMorgan nor the Counterparty have any Offices other than as set forth in the Notices Section and JPMorgan agrees that, for purposes of Section 6(b) of this Agreement, it shall not in future have any Office other than one in the United States.

(d)        Multibranch Party.  For the purpose of Section 10(c) of this Agreement:

            JPMORGAN is not a Multibranch Party.

            The Counterparty is not a Multibranch Party.

(e)                Calculation Agent.  The Calculation Agent is JPMorgan.

(f)        Credit Support Document.  Not applicable for either JPMorgan or the Counterparty.

(g)        Credit Support Provider.

            JPMorgan:                     Not Applicable

            The Counterparty:          Not Applicable

(h)        Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole.

(i)         Amendment; Consent. Section 9(b) of the printed ISDA Form Master Agreement is amended modified by adding the following at the end of such Section:

No amendment, modification or waiver in respect of this Master Agreement will be effective unless the Rating Agency Condition is satisfied.

(j)         Additional Transactions or Amendment to Current Transaction Absent Consent. No Transaction between JPMorgan and the Counterparty (other than the Transaction relating to the  Relevant Certificates originally entered into in connection with the execution of this Agreement) shall be entered into, nor shall any amendment, assignment, transfer, modification or waiver in respect of any such Transaction or the Confirmation thereof be entered into unless the Rating Agency Condition is satisfied.

(k)        Non-Petition.  JPMorgan hereby irrevocably and unconditionally agrees that it will not institute against, or join any other person in instituting against or cause any other person to institute against, the Counterparty, any bankruptcy, reorganization, arrangement, insolvency, or similar proceeding under the laws of the United States, or any other jurisdiction for the non-payment of any amount due hereunder or any other reason until the payment in full of the Certificates (as defined in the Pooling and Servicing Agreement) and the expiration of a period of one year plus ten days (or, if longer, the applicable preference period) following such payment.

(l)         Severability.       If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

            The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(m)       Consent to Recording.    Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(n)        Waiver of Jury Trial.      Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(o)        Additional Definitional Provisions.

As used in this Agreement, the following terms shall have the meanings set forth below, unless the context clearly requires otherwise:

“Rating Agency Condition” means, with respect to any particular proposed act or omission to act hereunder that the party acting or failing to act having consulted with (i) Moody’s and having received from Moody’s, a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of the Relevant Certificates; (ii) Fitch and having received from Fitch, a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of the Relevant Certificates; and (iii) S&P and having received from S&P, a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of the Relevant Certificates

 “Moody’s” means Moody’s Investors Service, Inc., or any successor.

“Fitch” means Fitch Ratings or any successor.

“S&P”  Standard and Poor’s Ratings Services a division of The McGraw-Hill Companies, Inc. or any successor

“Relevant Certificates” means the Class 1-A-4Certificates.

(p)    [Reserved]

(q)  Downgrade of JPM.  If a Ratings Event (as defined below) shall occur and be continuing with respect to JPM, then JPM shall (A) within 5 Business Days of such Ratings Event, give notice to the Counterparty of the occurrence of such Ratings Event, and (B) within 20 Business Days after the occurrence of a Ratings Event, post Eligible Collateral (as designated in the approved Credit Support Annex), to secure the Counterparty’s exposure or potential exposure to JPM, and such Eligible Collateral shall be provided in accordance with a Credit Support Annex to be attached hereto and made a part hereof within 10 Business Days of the Counterparty’s demand therefor.  The Eligible Collateral to be posted and the Credit Support Annex to be executed and delivered shall be subject to the Rating Agency Consent.  Valuation and posting of Eligible Collateral shall be made as of each Payment Date, unless JPM is no longer reporting financial information publicly, then such valuation and posting must occur weekly.  JPM’s obligations to post Eligible Collateral under such Credit Support Annex shall remain in effect only for so long as a Ratings Event is continuing with respect to JPM.  For the purpose hereof, a “Ratings Event” shall occur with respect to JPM if the long-term and short-term senior unsecured deposit ratings of JPM cease to be at least “AA-” and “A-1” by Standard & Poor’s Ratings Service (“S&P”) and at least “Aa3” and “Prime-1” by Moody’s Investors Service (“Moody’s”) and at least “AA-” and “F1” by Fitch, Inc. (“Fitch”) to the extent such obligations are rated by S&P and Moody’s and Fitch.  If a Transfer Event (as defined below) shall occur and be continuing with respect to JPM, then JPM shall (A) within 5 Business Days of such Transfer Event, give notice to the Counterparty of the occurrence of such Transfer Event, and (B) use reasonable efforts to transfer (at its own cost) JPM’s rights and obligations hereunder to another party, subject to satisfaction of the Rating Agency Consent (as defined below).  For the purposes hereof, “Transfer Event” shall occur with respect to JPM if the long-term and short-term senior unsecured deposit ratings of JPM cease to be at least “A” and “A1” by S&P and at least “A2” and “P1” by Moody’s and at least “A” and “F1” by Fitch to the extent such obligations are rated by S&P and Moody’s and Fitch.  “Rating Agency Consent” means, with respect to any action taken or to be taken, a condition that is satisfied when S&P, Moody’s and Fitch have confirmed that such action would not result in the downgrade, qualification (if applicable) or withdrawal of the rating then assigned by such Rating Agency to the applicable class of Certificates.  The failure of JPM to post Eligible Collateral in accordance herewith or to transfer its rights and obligations hereunder shall constitute an Additional Termination Event for which JPM shall be the sole Affected Party.

C. ACCOUNT DETAILS
Payments to JPMorgan in USD:	JPMORGAN CHASE BANK NA
JPMORGAN CHASE BANK NA
BIC: CHASUS33XXX
AC No: 099997979

Payments to Counterparty in USD:	As per your standard settlement instructions.

D. OFFICES

JPMorgan:	NEW YORK

Counterparty:	SEATTLE

E. GOVERNING LAW

The laws of the State of New York, provided, however, that upon execution of the Master Agreement, this Confirmation shall be governed by the law governing such Master Agreement.

F. DOCUMENTS TO BE DELIVERED

Each party shall deliver to the other, at the time of its execution of this Confirmation, evidence of the incumbency and specimen signature of the person(s) executing this Confirmation, unless such evidence has been previously supplied and remains true and in effect.

G. RELATIONSHIP BETWEEN PARTIES

Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

(a) Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

(b) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is capable of assuming, and assumes the risks of that Transaction.

(c) Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of that Transaction.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this Confirmation and returning it to us or by sending to us a letter, telex or facsimile substantially similar to this letter, which letter, telex or facsimile sets forth the material terms of the Transaction to which this Confirmation relates and indicates agreement to those terms. When referring to this Confirmation, please indicate: JPMorgan Deal Number(s): 2000005072229, 2000005072231

JPMorgan Chase Bank, N.A.

/s/ Carmine Pilla

Name:	Carmine Pilla

Title:	Vice President

Accepted and confirmed as of the date first written:
WASHINGTON MUTUAL BANK

Name:	/s/ Peggy Burton

Title:	Officer

Your reference number:

Client Service Group

All queries regarding confirmations should be sent to:

JPMorgan Chase Bank, N.A.

Contacts
JPMorgan Contact	Telephone Number

Client Service Group	(001) 3026344960

Group E-mail address:
Facsimile:	(001) 8888033606
Telex:
Cable:

Please quote the JPMorgan deal number(s): 2000005072229, 2000005072231.

Exhibit A

DATE:                                          February 27, 2006

TO:                                               LaSalle Bank National Association, not in its individual capacity, but solely as Trustee on behalf of Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-02 Trust under the PSA referred to below

ATTENTION:                              Amanda Hellyer

TELEPHONE:                             312-904-6299

FACSIMILE:                               312-904-1368

FROM:                                         JPMorgan Chase Bank DPC Manager

TELEPHONE:

FACSIMILE:                              (212) 272-5823

SUBJECT:                                   Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER(S):     5072229, 5072231

The purpose of this letter agreement (“Agreement”) is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between JPMorgan  CHASE BANK, N.A. ("JPMorgan")  and LaSalle Bank National Association, not in its individual capacity, but solely as Trustee on behalf of Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-02 Trust (the “Trust” or “Counterparty”) under the Pooling and Servicing Agreement, dated as of February 1, 2006, among WaMu Asset Acceptance Corp., as Depositor (the “Depositor”), Washington Mutual Bank, as Servicer,  LaSalle Bank National Association, as Trustee, and Christiana Bank & Trust Company, as Delaware Trustee (the “PSA”).  This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a “Schedule” as referred to in the ISDA Form Master Agreement.

1.      This Agreement is subject to the 2000 ISDA Definitions (the “Definitions”), as published by the International Swaps and Derivatives Association, Inc. (“ISDA”).  You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency—Cross Border) form (the "ISDA Form Master Agreement") but, rather, an ISDA Form Master Agreement shall be deemed to have been executed by you and us on the date we entered into the Transaction.  In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction.  Terms capitalized but not defined herein shall have the meanings attributed to them in the Trust Agreement.

2.      The terms of the particular Transaction to which this Confirmation relates are as follows:

         Type of Transaction:                    Rate Cap

Notional Amount:                        With respect to any Calculation Period, the lesser of:

(i) The Notional Amount set forth in Schedule I attached hereto for each Calculation Period, and

 (ii) The outstanding Class 1-A-4 Balance (as defined in the PSA) immediately prior to the last day of such Calculation Period; provided, however, that if the holder of any portion of the Class 1-A-4 Certificates on the related Record Date (as defined in the PSA) is Washington Mutual Bank or any of its affiliates (each, a "WM Entity"), (i) such WM Entity shall not be entitled to retain any portion of the Floating Rate Payer payment amount received by it pursuant to this Confirmation and the PSA; (ii) JPMorgan, shall be entitled to be repaid such portion of the Floating Rate Payer payment amount; and (iii) any Floating Rate Payer payment amount that is received by a WM Entity shall be returned by such WM Entity to JPMorgan as soon as it becomes aware of such payment. Other than the return of such payment, neither the WM Entity nor JPMorgan shall incur any penalty or liability hereunder with respect to such payment.

         Trade Date:                                 February 27, 2006

         Effective Date:                             February 27, 2006

         Termination Date:                        May 25, 2020

         Fixed Amount (Premium):        Inapplicable. Premium has been paid under the Original Transaction.

         Floating Amounts:

                  Floating Rate Payer:            JPMorgan

                  Cap Rate:                           5.30%

                  Floating Rate Payer

                  Period End Dates:               The 25th calendar day of each month during the Term of this Transaction, commencing March 25, 2006 and ending on the Termination Date, subject to No Adjustment.

                  Floating Rate Payer

                  Payment Dates:                   Early Payment shall be applicable. The Floating Rate Payer Payment Dates shall be two Business Days preceding each Floating Rate Payer Period End Date.

                  Floating Rate Option:          USD-LIBOR-BBA; provided, however, that if the Floating Rate determined from such Floating Rate Option for any Calculation Period is greater than 8.80% then the Floating Rate for such Calculation Period shall be deemed equal to 8.80%.

                  Designated Maturity:           One month

                  Floating Rate Day

                  Count Fraction:                   30/360

                  Reset Dates:                       The first day of each Calculation Period.

                  Compounding:                    Inapplicable

         Business Days:                             New York

         Business Day Convention:            Following

3.      Additional Provisions:                  Each party hereto is hereby advised and acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable.  This paragraph shall be deemed repeated on the trade date of each Transaction.

4.      Provisions Deemed Incorporated in a Schedule to the Master Agreement:

1)      The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2)  Termination Provisions. For purposes of the Master Agreement:

(a)        "Specified Entity" is not applicable to JPMorgan  or Counterparty for any purpose.

(b)        The “Breach of Agreement” provision of Section 5(a)(ii) will not apply to JPMorgan  or Counterparty.

(c)        The “Credit Support Default” provisions of Section 5(a)(iii) will not apply to JPMorgan  or Counterparty.

(d)        The “Misrepresentation” provisions of Section 5(a)(iv) will not apply to JPMorgan  or Counterparty.

(e)        "Specified Transaction" is not applicable to JPMorgan  or Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to JPMorgan  or Counterparty.

(f)         The "Cross Default" provisions of Section 5(a)(vi) will not apply to JPMorgan  or to  Counterparty.

(g)        Section 5 (a) (vii) is modified by deleting clause (2) thereof.

(h)        The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to JPMorgan  or Counterparty.

(i)         The "Automatic Early Termination" provision of Section 6(a) will not apply to JPMorgan  or to Counterparty.

(j)         Payments on Early Termination.  For the purpose of Section 6(e) of this Agreement:

(i)         Market Quotation will apply.

(ii)        The Second Method will apply.

(k)        "Termination Currency" means United States Dollars.

3) Tax Representations.  Not applicable

4) [Reserved]

5) Documents to be Delivered. For the purpose of Section 4(a):

(1)        Tax forms, documents, or certificates to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered
JPMorgan and the Counterparty

Any document required or reasonably requested to allow the other party to make payments under this Agreement without any deduction or withholding for or on the account of any Tax or with such deduction or withholding at a reduced rate

Promptly after the earlier of (i) reasonable demand by either party or (ii) learning that such form or document is required

(2)        Other documents to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation
JPMorgan and the Counterparty

Any documents required by the receiving party to evidence the authority of the delivering party or its Credit Support Provider, if any, for it to execute and deliver this Agreement, any Confirmation , and any Credit Support Documents to which it is a party, and to evidence the authority of the delivering party or its Credit Support Provider to perform its obligations under this Agreement, such Confirmation and/or Credit Support Document, as the case may be

		Upon the execution and delivery of this Agreement and such Confirmation	Yes
JPMorgan and the Counterparty

A certificate of an authorized officer of the party, as to the incumbency and authority of the respective officers of the party signing this Agreement, any relevant Credit Support Document, or any  Confirmation, as the case may be

		Upon the execution and delivery of this Agreement and such Confirmation	Yes

6)  Miscellaneous. Miscellaneous

(a)        Address for Notices:  For the purposes of Section 12(a) of this Agreement:

            Address for notices or communications to JPMorgan :

Global Derivatives Operations

500 Stanton Christiana Rd.

2/OPS2

Newark, DE 19713-2107

            Address for notices or communications to the Counterparty:

                        Address:           Global Securities and Trust Services

                                                LaSalle Bank National Association

                                                135 S. LaSalle St., Suite 1625

                                                Chicago, IL  60603

                        Attention:          Amanda Hellyer

                        Facsimile:         312-904-1368

                        Phone:              312-904-6299

                        (For all purposes)

(b)        Process Agent.  For the purpose of Section 13(c):

            JPMorgan  appoints as its

            Process Agent:                         Not Applicable

            The Counterparty appoints as its

            Process Agent:             Not Applicable

(c)        Offices. The provisions of Section 10(a) will not apply to this Agreement; neither JPMorgan  nor the Counterparty have any Offices other than as set forth in the Notices Section and JPMorgan  agrees that, for purposes of Section 6(b) of this Agreement, it shall not in future have any Office other than one in the United States.

(d)        Multibranch Party.  For the purpose of Section 10(c) of this Agreement:

            JPMorgan  is not a Multibranch Party.

            The Counterparty is not a Multibranch Party.

(e)                Calculation Agent.  The Calculation Agent is JPMorgan .

(f)         Credit Support Document.  Not applicable for either JPMorgan  or the Counterparty.

(g)        Credit Support Provider.

            JPMorgan :       Not Applicable

            The Counterparty:         Not Applicable

(h)        Governing Law.            The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole.

(i)         Amendment; Consent. Section 9(b) of the printed ISDA  Form Master Agreement is amended modified by adding the following at the end of such Section:

No amendment, modification or waiver in respect of this Master Agreement will be effective unless the Rating Agency Condition is satisfied.

(j)         Additional Transactions or Amendment to Current Transaction Absent Consent. No Transaction between JPMorgan  and the Counterparty (other than the Transaction relating to the  Relevant Certificates originally entered into in connection with the execution of this Agreement) shall be entered into, nor shall any amendment, assignment, transfer, modification or waiver in respect of any such Transaction or the Confirmation thereof be entered into unless the Rating Agency Condition is satisfied.

(k)        Non-Petition.  JPMorgan  hereby irrevocably and unconditionally agrees that it will not institute against, or join any other person in instituting against or cause any other person to institute against, the Counterparty, any bankruptcy, reorganization, arrangement, insolvency, or similar proceeding under the laws of the United States, or any other jurisdiction for the non-payment of any amount due hereunder or any other reason until the payment in full of the Certificates (as defined in the Pooling and Servicing Agreement) and the expiration of a period of one year plus ten days (or, if longer, the applicable preference period) following such payment.

(l)         Severability.      If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

            The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(m)       Consent to Recording.  Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(n)        Waiver of Jury Trial.     Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(o)        (o)        Additional Definitional Provisions.

As used in this Agreement, the following terms shall have the meanings set forth below, unless the context clearly requires otherwise:

“Rating Agency Condition” means, with respect to any particular proposed act or omission to act hereunder that the party acting or failing to act having consulted with (i) Moody’s and having received from Moody’s, a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of the Relevant Certificates; (ii) Fitch and having received from Fitch, a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of the Relevant Certificates; and (iii) S&P and having received from S&P, a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of the Relevant Certificates

 “Moody’s” means Moody’s Investors Service, Inc., or any successor.

“Fitch” means Fitch Ratings or any successor.

“S&P”  Standard and Poor’s Ratings Services a division of The McGraw-Hill Companies, Inc. or any successor

“Relevant Certificates” means the Class 1-A-4Certificates.

(p)        Trustee Capacity.  It is expressly understood and agreed by the parties hereto that insofar as this Agreement is executed by the Trustee (i) this Agreement is executed and delivered by LaSalle Bank National Association not in its individual capacity but solely as Trustee under the PSA referred to in this Agreement in the exercise of the powers and authority conferred and vested in it thereunder, (ii) under no circumstances shall LaSalle Bank National Association in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Agreement, and (iii) each of the representations, undertakings and agreements herein made on behalf of the Trust is made and intended not as personal representations, undertakings and agreements of LaSalle Bank National Association.

(q)        Downgrade of JPM.  If a Ratings Event (as defined below) shall occur and be continuing with respect to JPM, then JPM shall (A) within 5 Business Days of such Ratings Event, give notice to the Counterparty of the occurrence of such Ratings Event, and (B) within 20 Business Days after the occurrence of a Ratings Event, post Eligible Collateral (as designated in the approved Credit Support Annex), to secure the Counterparty’s exposure or potential exposure to JPM, and such Eligible Collateral shall be provided in accordance with a Credit Support Annex to be attached hereto and made a part hereof within 10 Business Days of the Counterparty’s demand therefor.  The Eligible Collateral to be posted and the Credit Support Annex to be executed and delivered shall be subject to the Rating Agency Consent.  Valuation and posting of Eligible Collateral shall be made as of each Payment Date, unless JPM is no longer reporting financial information publicly, then such valuation and posting must occur weekly.  JPM’s obligations to post Eligible Collateral under such Credit Support Annex shall remain in effect only for so long as a Ratings Event is continuing with respect to JPM.  For the purpose hereof, a “Ratings Event” shall occur with respect to JPM if the long-term and short-term senior unsecured deposit ratings of JPM cease to be at least “AA-” and “A-1” by Standard & Poor’s Ratings Service (“S&P”) and at least “Aa3” and “Prime-1” by Moody’s Investors Service (“Moody’s”) and at least “AA-” and “F1” by Fitch, Inc. (“Fitch”) to the extent such obligations are rated by S&P and Moody’s and Fitch.  If a Transfer Event (as defined below) shall occur and be continuing with respect to JPM, then JPM shall (A) within 5 Business Days of such Transfer Event, give notice to the Counterparty of the occurrence of such Transfer Event, and (B) use reasonable efforts to transfer (at its own cost) JPM’s rights and obligations hereunder to another party, subject to satisfaction of the Rating Agency Consent (as defined below).  For the purposes hereof, “Transfer Event” shall occur with respect to JPM if the long-term and short-term senior unsecured deposit ratings of JPM cease to be at least “A” and “A1” by S&P and at least “A2” and “P1” by Moody’s and at least “A” and “F1” by Fitch to the extent such obligations are rated by S&P and Moody’s and Fitch.  “Rating Agency Consent” means, with respect to any action taken or to be taken, a condition that is satisfied when S&P, Moody’s and Fitch have confirmed that such action would not result in the downgrade, qualification (if applicable) or withdrawal of the rating then assigned by such Rating Agency to the applicable class of Certificates.  The failure of JPM to post Eligible Collateral in accordance herewith or to transfer its rights and obligations hereunder shall constitute an Additional Termination Event for which JPM shall be the sole Affected Party.

7) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that JPMorgan  shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

8)  Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

            "(g)       Relationship Between Parties.

                                    Each party represents to the other party on each date when it enters into a Transaction that:--

                        (1)  Nonreliance.  It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

                        (2) Evaluation and Understanding.

                        (i)  It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

                        (ii)  It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

                        (3) Purpose.  It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

                        (4) Principal.  In the case of JPMorgan , it is entering into the Transaction as principal, and not as agent or in any other capacity, fiduciary or otherwise.  In the case of the Counterparty, LaSalle Bank National Association is entering into the Transaction not individually but solely as Trustee on behalf of the Trust.”

5.      Account Details and

         Settlement Information:          Payments to JPMorgan :

                                                                        JPMorgan  CHASE BANK NA

                                                      JPMorgan  CHASE BANK NA

                                                      BIC: CHASUS33XXX

                                                      AC No: 099997979

                                                      Payments to Counterparty:

                                                      LaSalle Bank

                                                      ABA # 071000505

                                                      LaSalle CHGO/CTR/BNF:/LaSalle Trust

                                                      Trust Acct # 723419.2

                                                      Attn: Amanda Hellyer - 6299

am

SCHEDULE I

Period Start Date	Period End Date	Notional Balance	lower stike	upper strike
2/27/2006	3/25/2006	37,000,000.00	5.30	8.80
3/25/2006	4/25/2006	36,075,834.80	5.30	8.80
4/25/2006	5/25/2006	35,168,366.55	5.30	8.80
5/25/2006	6/25/2006	34,277,425.09	5.30	8.80
6/25/2006	7/25/2006	33,402,785.95	5.30	8.80
7/25/2006	8/25/2006	32,544,227.71	5.30	8.80
8/25/2006	9/25/2006	31,701,531.97	5.30	8.80
9/25/2006	10/25/2006	30,874,483.26	5.30	8.80
10/25/2006	11/25/2006	30,062,869.03	5.30	8.80
11/25/2006	12/25/2006	29,266,479.63	5.30	8.80
12/25/2006	1/25/2007	28,485,108.23	5.30	8.80
1/25/2007	2/25/2007	27,718,550.83	5.30	8.80
2/25/2007	3/25/2007	26,966,606.15	5.30	8.80
3/25/2007	4/25/2007	26,229,075.68	5.30	8.80
4/25/2007	5/25/2007	25,505,763.58	5.30	8.80
5/25/2007	6/25/2007	24,796,476.66	5.30	8.80
6/25/2007	7/25/2007	24,101,024.36	5.30	8.80
7/25/2007	8/25/2007	23,419,218.70	5.30	8.80
8/25/2007	9/25/2007	22,750,874.23	5.30	8.80
9/25/2007	10/25/2007	22,095,808.05	5.30	8.80
10/25/2007	11/25/2007	21,453,839.70	5.30	8.80
11/25/2007	12/25/2007	20,824,791.19	5.30	8.80
12/25/2007	1/25/2008	20,208,486.94	5.30	8.80
1/25/2008	2/25/2008	19,604,753.75	5.30	8.80
2/25/2008	3/25/2008	19,013,420.75	5.30	8.80
3/25/2008	4/25/2008	18,434,319.41	5.30	8.80
4/25/2008	5/25/2008	17,867,283.48	5.30	8.80
5/25/2008	6/25/2008	17,312,148.95	5.30	8.80
6/25/2008	7/25/2008	16,768,754.06	5.30	8.80
7/25/2008	8/25/2008	16,236,939.22	5.30	8.80
8/25/2008	9/25/2008	15,716,547.02	5.30	8.80
9/25/2008	10/25/2008	15,207,422.17	5.30	8.80
10/25/2008	11/25/2008	14,709,411.49	5.30	8.80
11/25/2008	12/25/2008	14,222,363.89	5.30	8.80
12/25/2008	1/25/2009	13,746,130.32	5.30	8.80
1/25/2009	2/25/2009	13,280,563.76	5.30	8.80
2/25/2009	3/25/2009	12,825,519.16	5.30	8.80
3/25/2009	4/25/2009	12,380,853.47	5.30	8.80
4/25/2009	5/25/2009	11,946,425.56	5.30	8.80
5/25/2009	6/25/2009	11,522,096.22	5.30	8.80
6/25/2009	7/25/2009	11,107,728.14	5.30	8.80
7/25/2009	8/25/2009	10,703,185.85	5.30	8.80
8/25/2009	9/25/2009	10,308,335.74	5.30	8.80
9/25/2009	10/25/2009	9,923,046.01	5.30	8.80
10/25/2009	11/25/2009	9,547,186.64	5.30	8.80
11/25/2009	12/25/2009	9,180,629.38	5.30	8.80
12/25/2009	1/25/2010	8,823,247.72	5.30	8.80
1/25/2010	2/25/2010	8,474,916.87	5.30	8.80
2/25/2010	3/25/2010	8,135,513.72	5.30	8.80
3/25/2010	4/25/2010	7,804,916.86	5.30	8.80
4/25/2010	5/25/2010	7,483,006.50	5.30	8.80
5/25/2010	6/25/2010	7,169,664.50	5.30	8.80
6/25/2010	7/25/2010	6,864,774.30	5.30	8.80
7/25/2010	8/25/2010	6,568,220.94	5.30	8.80
8/25/2010	9/25/2010	6,279,891.03	5.30	8.80
9/25/2010	10/25/2010	5,999,672.69	5.30	8.80
10/25/2010	11/25/2010	5,727,455.58	5.30	8.80
11/25/2010	12/25/2010	5,463,130.86	5.30	8.80
12/25/2010	1/25/2011	5,206,591.17	5.30	8.80
1/25/2011	2/25/2011	4,957,730.60	5.30	8.80
2/25/2011	3/25/2011	4,716,444.68	5.30	8.80
3/25/2011	4/25/2011	4,606,419.16	5.30	8.80
4/25/2011	5/25/2011	4,503,408.95	5.30	8.80
5/25/2011	6/25/2011	4,407,317.69	5.30	8.80
6/25/2011	7/25/2011	4,318,050.44	5.30	8.80
7/25/2011	8/25/2011	4,235,513.69	5.30	8.80
8/25/2011	9/25/2011	4,159,615.27	5.30	8.80
9/25/2011	10/25/2011	4,090,264.42	5.30	8.80
10/25/2011	11/25/2011	4,025,766.99	5.30	8.80
11/25/2011	12/25/2011	3,962,416.17	5.30	8.80
12/25/2011	1/25/2012	3,900,196.35	5.30	8.80
1/25/2012	2/25/2012	3,839,092.14	5.30	8.80
2/25/2012	3/25/2012	3,779,088.40	5.30	8.80
3/25/2012	4/25/2012	3,726,370.56	5.30	8.80
4/25/2012	5/25/2012	3,674,645.83	5.30	8.80
5/25/2012	6/25/2012	3,623,899.93	5.30	8.80
6/25/2012	7/25/2012	3,574,118.78	5.30	8.80
7/25/2012	8/25/2012	3,525,288.52	5.30	8.80
8/25/2012	9/25/2012	3,477,395.48	5.30	8.80
9/25/2012	10/25/2012	3,430,426.22	5.30	8.80
10/25/2012	11/25/2012	3,384,367.47	5.30	8.80
11/25/2012	12/25/2012	3,339,206.19	5.30	8.80
12/25/2012	1/25/2013	3,294,929.52	5.30	8.80
1/25/2013	2/25/2013	3,251,524.80	5.30	8.80
2/25/2013	3/25/2013	3,208,979.57	5.30	8.80
3/25/2013	4/25/2013	3,177,763.88	5.30	8.80
4/25/2013	5/25/2013	3,147,184.27	5.30	8.80
5/25/2013	6/25/2013	3,117,230.35	5.30	8.80
6/25/2013	7/25/2013	3,087,891.92	5.30	8.80
7/25/2013	8/25/2013	3,059,158.90	5.30	8.80
8/25/2013	9/25/2013	3,031,021.39	5.30	8.80
9/25/2013	10/25/2013	3,003,469.60	5.30	8.80
10/25/2013	11/25/2013	2,976,493.94	5.30	8.80
11/25/2013	12/25/2013	2,950,084.93	5.30	8.80
12/25/2013	1/25/2014	2,924,233.23	5.30	8.80
1/25/2014	2/25/2014	2,898,929.68	5.30	8.80
2/25/2014	3/25/2014	2,874,165.21	5.30	8.80
3/25/2014	4/25/2014	2,857,798.30	5.30	8.80
4/25/2014	5/25/2014	2,841,750.82	5.30	8.80
5/25/2014	6/25/2014	2,826,017.22	5.30	8.80
6/25/2014	7/25/2014	2,810,592.06	5.30	8.80
7/25/2014	8/25/2014	2,795,469.98	5.30	8.80
8/25/2014	9/25/2014	2,780,645.69	5.30	8.80
9/25/2014	10/25/2014	2,766,114.02	5.30	8.80
10/25/2014	11/25/2014	2,751,869.86	5.30	8.80
11/25/2014	12/25/2014	2,737,908.17	5.30	8.80
12/25/2014	1/25/2015	2,724,224.03	5.30	8.80
1/25/2015	2/25/2015	2,710,812.56	5.30	8.80
2/25/2015	3/25/2015	2,655,784.37	5.30	8.80
3/25/2015	4/25/2015	2,614,282.18	5.30	8.80
4/25/2015	5/25/2015	2,573,357.26	5.30	8.80
5/25/2015	6/25/2015	2,533,001.68	5.30	8.80
6/25/2015	7/25/2015	2,493,207.63	5.30	8.80
7/25/2015	8/25/2015	2,453,967.42	5.30	8.80
8/25/2015	9/25/2015	2,415,273.44	5.30	8.80
9/25/2015	10/25/2015	2,377,118.19	5.30	8.80
10/25/2015	11/25/2015	2,339,494.28	5.30	8.80
11/25/2015	12/25/2015	2,302,394.41	5.30	8.80
12/25/2015	1/25/2016	2,265,811.40	5.30	8.80
1/25/2016	2/25/2016	2,229,217.71	5.30	8.80
2/25/2016	3/25/2016	2,190,808.72	5.30	8.80
3/25/2016	4/25/2016	2,152,956.76	5.30	8.80
4/25/2016	5/25/2016	2,115,654.01	5.30	8.80
5/25/2016	6/25/2016	2,078,892.76	5.30	8.80
6/25/2016	7/25/2016	2,042,665.39	5.30	8.80
7/25/2016	8/25/2016	2,006,964.42	5.30	8.80
8/25/2016	9/25/2016	1,971,782.43	5.30	8.80
9/25/2016	10/25/2016	1,937,112.15	5.30	8.80
10/25/2016	11/25/2016	1,902,946.37	5.30	8.80
11/25/2016	12/25/2016	1,869,278.01	5.30	8.80
12/25/2016	1/25/2017	1,836,100.05	5.30	8.80
1/25/2017	2/25/2017	1,803,405.61	5.30	8.80
2/25/2017	3/25/2017	1,771,187.88	5.30	8.80
3/25/2017	4/25/2017	1,739,440.15	5.30	8.80
4/25/2017	5/25/2017	1,708,155.79	5.30	8.80
5/25/2017	6/25/2017	1,677,328.29	5.30	8.80
6/25/2017	7/25/2017	1,646,951.20	5.30	8.80
7/25/2017	8/25/2017	1,617,018.18	5.30	8.80
8/25/2017	9/25/2017	1,587,522.97	5.30	8.80
9/25/2017	10/25/2017	1,558,459.39	5.30	8.80
10/25/2017	11/25/2017	1,529,821.36	5.30	8.80
11/25/2017	12/25/2017	1,501,602.87	5.30	8.80
12/25/2017	1/25/2018	1,473,798.01	5.30	8.80
1/25/2018	2/25/2018	1,446,400.92	5.30	8.80
2/25/2018	3/25/2018	1,419,405.86	5.30	8.80
3/25/2018	4/25/2018	1,392,807.15	5.30	8.80
4/25/2018	5/25/2018	1,366,599.18	5.30	8.80
5/25/2018	6/25/2018	1,340,776.43	5.30	8.80
6/25/2018	7/25/2018	1,315,333.47	5.30	8.80
7/25/2018	8/25/2018	1,290,264.90	5.30	8.80
8/25/2018	9/25/2018	1,265,565.45	5.30	8.80
9/25/2018	10/25/2018	1,241,229.89	5.30	8.80
10/25/2018	11/25/2018	1,217,253.06	5.30	8.80
11/25/2018	12/25/2018	1,149,894.49	5.30	8.80
12/25/2018	1/25/2019	1,076,105.31	5.30	8.80
1/25/2019	2/25/2019	1,003,405.82	5.30	8.80
2/25/2019	3/25/2019	931,780.57	5.30	8.80
3/25/2019	4/25/2019	861,214.34	5.30	8.80
4/25/2019	5/25/2019	791,692.11	5.30	8.80
5/25/2019	6/25/2019	723,199.07	5.30	8.80
6/25/2019	7/25/2019	655,720.62	5.30	8.80
7/25/2019	8/25/2019	589,242.35	5.30	8.80
8/25/2019	9/25/2019	523,750.06	5.30	8.80
9/25/2019	10/25/2019	459,229.75	5.30	8.80
10/25/2019	11/25/2019	395,667.61	5.30	8.80
11/25/2019	12/25/2019	333,050.02	5.30	8.80
12/25/2019	1/25/2020	271,363.55	5.30	8.80
1/25/2020	2/25/2020	210,594.95	5.30	8.80
2/25/2020	3/25/2020	150,731.18	5.30	8.80
3/25/2020	4/25/2020	91,759.34	5.30	8.80
4/25/2020	5/25/2020	33,666.75	5.30	8.80

DATE:                                            February 27, 2006

TO:                                                 LaSalle Bank National Association, not in its individual capacity, but solely as Trustee on behalf of Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-02 Trust under the PSA referred to below

ATTENTION:                               Amanda Hellyer

TELEPHONE:                              312-904-6299

FACSIMILE:                                312-904-1368

TO:                                                 Washington Mutual Bank

ATTENTION:                               Mercy Lu

TELEPHONE:                              206-461-5728

FACSIMILE:                                206-554-4889

TO:                                                 JPMorgan Chase Bank, N.A.

ATTENTION:                               Derivatives Documentation

TELEPHONE:                              302-634-4960

FACSIMILE:                                888-803-3606

FROM:                                          JPMorgan Chase Bank, N.A.

TELEPHONE:

FACSIMILE:                                888-803-3606

RE:                                                 Novation Confirmation

REFERENCE NUMBER(S):       5072229, 5072231

The purpose of this letter is to confirm the terms and conditions of the Novation Transaction entered into between the parties and effective from the Novation Date specified below.  This Novation Confirmation constitutes a “Confirmation” as referred to in the New Agreement specified below.

1.     The definitions and provisions contained in the 2004 ISDA Novation Definitions (the “Definitions”) and the terms and provisions of the 2000 ISDA Definitions,  as published by the International Swaps and Derivatives Association, Inc. and amended from time to time, are incorporated in this Novation Confirmation.  In the event of any inconsistency between (i) the Definitions, (ii) the 2000 ISDA Definitions, and/or (iii) the Novation Agreement and this Novation Confirmation, this Novation Confirmation will govern.

2.     The terms of the Novation Transaction to which this Novation Confirmation relates are as follows:

Novation Trade Date:	February 27, 2006
Novation Date:	February 27, 2006
Novated Amount:	USD 37,000,000
Transferor 1:	Washington Mutual Bank
Transferor 2:	JPMorgan Chase Bank, N.A.
Transferee 1:	LaSalle Bank National Association, not in its individual capacity, but as Trustee for Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-02 Trust (the “Trust” or “Transferee 1”)
Transferee 2:	JPMorgan Chase Bank, N.A.
New Agreement (between Transferee 1 and Transferee 2):	The Master Agreement as defined in the New Confirmation

3.     The terms of the Old Transaction to which this Novation Confirmation relates, for identification purposes, are as follows:

Trade Date of Old Transaction:	February 14, 2006
Effective Date of Old Transaction:	February 27, 2006
Termination Date of Old Transaction:	May 25, 2020

4.     The terms of the New Transaction to which this Novation Confirmation relates shall be as specified in the New Confirmation attached hereto as Exhibit A.

Full First Calculation Period:	Applicable, commencing on February 27, 2006

5.     Other Provisions:  Additional Provisions relating to the New Transaction:

        (a)   Transferor 1, by  its execution of the Novation Agreement, agrees to the terms of the proviso of the definition of Notional Amount in Exhibit A hereto.

(b) Trustee Capacity. It is expressly understood and agreed by the parties hereto that insofar as this Novation Confirmation is executed by the Trustee (i) this Novation Confirmation is executed and delivered by LaSalle Bank National Association not in its individual capacity but solely as Trustee under the PSA referred to in this Novation Confirmation in the exercise of the powers and authority conferred and vested in it thereunder, (ii) under no circumstances shall LaSalle Bank National Association in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Novation Confirmation, and (iii) each of the representations, undertakings and agreements herein made on behalf of the Trust is made and intended not as personal representations, undertakings and agreements of LaSalle Bank National Association.

6.     Offices:

Transferor 1:	Not Applicable
Transferor 2:	Not Applicable
Transferee 1:	Not Applicable
Transferee 2:	Not Applicable

The parties confirm their acceptance to be bound by this Novation Confirmation as of the Novation Date by executing a copy of this Novation Confirmation and returning a facsimile of the fully-executed Novation Confirmation to (212) 272-5823.  Transferor 1 and Transferor 2, by their respective execution of a copy of this Novation Confirmation, each agrees to the terms of the Novation Confirmation as it relates to the Old Transaction.  Transferee 1 and Transferee 2, by their respective execution of a copy of this Novation Confirmation, each agrees to the terms of the Novation Confirmation as it relates to the New Transaction.

The parties further agree that neither Transferor 1 nor Transferor 2 have any further obligations under the Old Transaction.

Washington Mutual Bank By: /s/ Peggy Burton Name: Peggy Burton Title:Officer Date: 02-27-06	JPMorgan Chase Bank, N.A. By: /s/ Carmine Pilla Name: Carmine Pilla Title: Vice President Date: 02-27-06

LaSalle Bank National Association, not in its individual capacity, but solely as Trustee on behalf of Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-02 Trust under the PSA

By:  /s/ Susan Feld

        Name:  Susan Feld

        Title: Assistant Vice President

        Date:

am